Exhibit 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 17, 1995, included in Illinois Central Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this Registration Statement.




                                             /s/ARTHUR ANDERSEN LLP



Chicago, Illinois
July 18, 1995